ISSN 1000-3347

主管单位：中华人民共和国国家工商行政管理总局
主办单位：中华人民共和国国家工商行政管理总局商标局
编　　辑：国家工商行政管理总局商标局商标公告编辑部
主　　编：魏　国
地　　址：北京市西城区三里河东路8号（邮编：100820）
电　　话：010-68022611

出　　版：中国工商出版社
发　　行：国家工商行政管理总局通达商标服务中心
印　　刷：国家工商行政管理总局文印中心

ISSN1000-3347　　CN11-2590/F